                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)  May 9, 1996
                                                  -------------------



                      International CableTel Incorporated
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            (Exact name of Registrant as Specified in its Charter)


      Delaware                       0-22616            52-1822078
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     (State or Other               (Commission        (IRS Employer
     Jurisdiction of               File Number)     Identification No.)
      Incorporation)


    110 East 59th Street, New York, New York            10022
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    (Address of principal executive offices)            (Zip Code)


                                (212) 906-8440
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             (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On May 9, 1996, an indirect wholly owned English subsidiary (the "Purchaser") of International CableTel Incorporated (the "Company") purchased all the issued shares of NTL Group Limited ("NTL") pursuant to an offer (the "Offer") to all the NTL shareholders and optionholders made on May 8, 1996 in accordance with a deed of irrevocable undertaking (the "Undertaking") dated March 28, 1996, between the Company, the Purchaser and the directors and institutional shareholders of NTL.

  Pursuant to the Undertaking, the Offer and a deed of adjustment (the "Deed of Adjustment"), the Purchaser paid the Initial Payment (approximately (Pounds)204 million) in cash at closing, and agreed to pay the Further Payment (approximately (Pounds)35 million, subject to reduction in accordance with the Deed of Adjustment), on or before the first anniversary of the closing of the acquisition. The Initial Payment was comprised of a payment of approximately (Pounds)157 million to NTL's shareholders and optionholders and payments of approximately (Pounds)46.7 million to repay NTL's bank indebtedness such that NTL was acquired free from existing bank indebtedness.

  In addition to the Initial Payment and Further Payment, the Purchaser is required to pay (Pounds)17.1 million (the "ACT Payment"), representing the estimated recoverable advance corporation tax previously paid by NTL, to the former NTL shareholders in October 1996. The ACT Payment corresponds to the amount of that advance corporation tax that is expected to be available for set off against NTL's liability for mainstream corporation tax for the period ended December 31, 1995 or reclaimed in respect of prior periods. The Purchaser's obligation to pay the ACT Payment is not, however, conditioned upon NTL's receipt of a tax credit of (Pounds)17.1 million or on the ability of NTL to set off (Pounds)17.1 million of advance corporation tax. The Purchaser has also assigned (to a trustee for the former NTL shareholders) NTL's rights to receive up to approximately (Pounds)12.5 million retained in an escrow account as security for claims against warranties given by NTL in respect of its sale of its Advanced Products Division in October 1995. The Company has guaranteed the Purchaser's obligations under the Undertaking, the Offer and the Deed of Adjustment (collectively the "Acquisition Agreements").

  The Initial Payment was financed principally by bank loans under the terms of two secured loan facilities agreements (the "NTL Facilities Agreements") dated March 28, 1996 between the Purchaser, the Arranger and The Chase Manhattan Bank N.A., as agent. Up to (Pounds)165 million is available pursuant to senior secured loan facilities (the "A Facilities") and comprised of (i) the Short Term Facility (of (Pounds)50 million), (ii) the Long Term Facility (of (Pounds)90 million), and (iii) the Revolving Facility (of up to (Pounds)25 million). The Term Loan Facilities were made available to finance a portion of the Initial Payment and to refinance monies used to pay a portion of the Initial Payment including related acquisition expenses. The Revolving Facility is available until December 31, 1997 for capital expenditure and working capital purposes of NTL's group. Up to (Pounds)2 million of the Revolving Facility is available by way of standby letter of credits to guarantee overdraft and other working capital facilities made available by any clearing bank of the Purchaser.

  The Chase Manhattan Bank N.A. also made available to the Purchaser (Pounds)60 million under the Bridge Facility to finance most of the remainder of the Initial Payment and acquisition costs and expenses. The Bridge Facility is secured by guarantees from the Company, OCOM Corporation, OCOM Sub I, Inc., OCOM Sub III, Inc., CableTel UK Group, Inc., CableTel (UK) Limited, NTL and certain of its subsidiaries, and by second ranking fixed and floating charges over the present and future assets of the Purchaser (subject to certain exceptions), NTL and certain of its subsidiaries, subject to certain subordination arrangements. The Bridge Facility must be repaid in full by December 31, 1996. The guarantees require that (Pounds)62.5 million be retained in an interest-bearing deposit account with the lender until the Bridge Facility is repaid.

ITEM 5. OTHER EVENTS

     On May 13, 1996, the Company and Virgin Communications Limited ("Virgin Communications") announced the creation of Virgin Net. The new company will offer high quality Internet access and interactive services to UK consumers and small office/home office users. Both a service and a content provider, Virgin Net will offer an easy-to-use Interface to the World Wide Web and act as a focal point for a range of Internet and broadband services. A prototype consumer service will be tested by the end of the year.

     The new company will be jointly owned by CableTel's subsidiary CableTel Ventures Limited, 49% and Virgin Communications 51%. Cable Online Limited, another subsidiary of CableTel, has entered into a commercial contract to provide a dial-up national network and back office infrastructure necessary to access Virgin Net and the wider Internet.

     On May 22, 1996, the Company announced that it intends to raise gross proceeds of approximately $225 million from an offering to be completed in June 1996 of Convertible Subordinated Notes Due 2008 (the "Convertible Notes").

     The Convertible Notes will not have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     Accordingly, the Convertible Notes will be offered and sold within the United States under Rule 144A only to "qualified institutional buyers" and to a limited number of institutional "accredited investors" that make certain representations and agreements and outside the United States in accordance with Regulation S under the Securities Act.

     On May 23, 1996, Don Cruickshank, the Director General of Telecommunications, published the initial conclusions of his review of the price control for the television transmission services provided by NTL to the ITV companies, Channel 4 and S4C. In the release, the Office of Telecommunications stated, "the Director General expects to publish his final proposals next month. During the interval NTL will be consulting with the television companies on certain proposed changes to the service arrangements. The final statement will set out the Director General's view on the level of the initial price ("PO") for the new price control period and the value of "x" in the "RPI-x" price control formula. The interim statement indicates that, on present assumptions, the initial price is expected to be (pounds)53.4m and that the value of "x" is expected to be 4% to 4.5%. This compares with the television companies' current overall annual bill of (pounds)56.4m and the present price control formula of RPI-1%. The new price cap will last until the end of 2002." As used in the preceding quote, RPI means retail price index.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(b)  Pro Forma Financial Information.

         It is impracticable for the Company to file the unaudited pro forma financial information required by Item 7(b) of the Current report on Form 8-K at this time. The Company will file unaudited pro forma financial information giving effect to the acquisition of NTL for the year ended December 31, 1995 and as of and for the three months ended March 31, 1996 as soon as practicable and in any event no later than the date on which it is required to file such information pursuant to Item 7(b)(2) of the Current Report on Form 8-K.

(c)  Exhibits. *

     2.1 Deed of Irrevocable Undertaking dated March 28, 1996 by and among Addroute Limited, certain shareholders in the NTL Group Limited, NTL Group Limited and International CableTel Incorporated

     2.2 Form of Offer Document dated March 28, 1996 of Addroute Limited for NTL Group Limited

     2.3 Deed of Adjustment dated March 28, 1996 by and among Addroute Limited and Mercury Asset Management plc.

    10.1 The A Facilities Agreement, dated March 28, 1996, by and among Addroute Limited, Chase Investment Bank Limited and The Chase Manhattan Bank, N.A.

    10.2 The B Facility Agreement, dated March 28, 1996, by and among Addroute Limited, Chase Investment Bank Limited and The Chase Manhattan Bank, N.A.

    10.3 Guarantee of Certain Liabilities of Addroute Limited, dated March 28, 1996, by and among the Registrant, OCOM Corporation, OCOM Sub I Inc., CableTel (UK) Group Inc., OCOM Sub III Inc., CableTel (UK) Limited, and the Chase Manhattan Bank, N.A.

    10.4 Deed of Undertaking of the Registrant to Addroute Limited dated March 28, 1996 in relation to the Further Payment.

    10.5 Short Term Po Deed of Undertaking of the Registrant to Chase Manhattan Bank, N.A. and Addroute Limited dated March 28, 1996 in relation to the Reduction Amount


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*  All exhibits are incorporated herein by reference to exhibits to Amendment
   No. 2 to the Company's Form S-4 Registration Statement (333-1010), filed on April 16, 1996.


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


                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INTERNATIONAL CABLETEL INCORPORATED

Date: May 23, 1996                           By: /s/ RICHARD J. LUBASCH
                                                --------------------------------
                                                Name:  Richard J. Lubasch
                                                Title: Senior Vice President









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

                                 EXHIBIT INDEX

EXHIBIT                                                                                 PAGE
NUMBER                           DESCRIPTION                                           NUMBER
- -------                          -----------                                           ------
  2.1      Deed of Irrevocable Undertaking dated March 28, 1996 by and among
           Addroute Limited, certain shareholders in the NTL Group Limited, NTL
           Group Limited and International CableTel Incorporated

  2.2      Form of Offer Document dated March 28, 1996 of Addroute Limited for
           NTL Group Limited

  2.3 Deed of Adjustment dated March 28, 1996 by and among Addroute Limited and Mercury Asset Management plc.

 10.1      The A Facilities Agreement, dated March 28, 1996, by and among
           Addroute Limited, Chase Investment Bank Limited and The Chase
           Manhattan Bank, N.A.

 10.2      The B Facility Agreement, dated March 28, 1996, by and among
           Addroute Limited, Chase Investment Bank Limited and The Chase
           Manhattan Bank, N.A.

 10.3      Guarantee of Certain Liabilities of Addroute Limited, dated March 28,
           1996, by and among the Registrant, OCOM Corporation, OCOM Sub I Inc.,
           CableTel (UK) Group Inc., OCOM Sub III Inc., CableTel (UK) Limited, and the Chase Manhattan Bank, N.A.

 10.4      Deed of Undertaking of the Registrant to Addroute Limited dated March
           28, 1996 in relation to the Further Payment.

 10.5      Short Term Po Deed of Undertaking of the Registrant to Chase
           Manhattan Bank, N.A. and Addroute Limited dated March 28, 1996 in relation to the Reduction Amount

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*  All exhibits are incorporated herein by reference to exhibits to Amendment
   No. 2 to the Company's Form S-4 Registration Statement (333-1010), filed on April 16, 1996.